SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrants [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ ] [ ] [ ] [X] [ ]	Preliminary Proxy Statement
Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to ss.240.14a-11(c)orss. 240.14a-12

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND

(Name of Registrant as Specified in Its Charters)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] [ ]	No fee required Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) (2) (3) (4) (5)

Title of each class of securities to which transaction applies:_________________________
Aggregate number of securities to which transaction applies:________________________
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011 (set forth the amount on which the filing fee is calculated and state how it was determined): _________________________________________________________________________________________
Proposed maximum aggregate value of transaction:_______________________________
Total fee paid:___________________________________________________________

[ ] [ ]

Fee previously paid with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) (2) (3) (4)	Amount Previously Paid:_______________________
Form, Schedule or Registration Statement No.:__________________________
Filing Party:_________________________________
Date Filed:__________________________________

IMPORTANT NOTICE ABOUT YOUR DREYFUS NEW YORK TAX EXEMPT
INTERMEDIATE BOND FUND

Dear Shareholder:

Recently you received proxy materials for Dreyfus New York Tax Exempt Intermediate Bond Fund. Due to an error made by the outside mailing vendor, the proposal listed on the voting instruction form was incorrect. As a result, if you have already returned the voting instruction form sent in the original mailing, or if you have voted by telephone or via the Internet, that vote will not be counted. We request, with our most sincere apologies, that you resubmit your vote using the enclosed voting instruction form or via the telephone or Internet.

It is very important that we receive your vote. Enclosed is a corrected voting instruction form. Please use one of the following convenient voting methods:

Phone
Simply dial the toll free number listed on your voting instruction form, enter your 12-digit control number and follow the simple instructions.

Internet
Go to www.proxyvote.com, enter your 12-digit control number and follow the simple instructions.

Mail
Please sign, date and return your voting instruction form in the enclosed postage-paid envelope.

Solicitor
You may call the Fund's proxy solicitor, D.F. King & Co., Inc. at (800) 290- 6428 to speak with a representative and vote over the phone.

Please note that your Fund will not bear the cost of this additional mailing. We apologize for any inconvenience this may have caused you.

December 5, 2002

IMPORTANT NOTICE ABOUT YOUR DREYFUS NEW YORK TAX EXEMPT
INTERMEDIATE BOND FUND

Dear Shareholder:

Recently you received proxy materials for Dreyfus New York Tax Exempt Intermediate Bond Fund. Due to an error made by the outside mailing vendor, the proposal listed on the voting instruction form was incorrect. As a result, if you have already returned the voting instruction form sent in the original mailing, or if you have voted by telephone or via the Internet, that vote will not be counted. We request, with our most sincere apologies, that you resubmit your vote using the enclosed voting instruction form or via the telephone or Internet.

It is very important that we receive your vote. Enclosed is a corrected voting instruction form. Please use one of the following convenient voting methods:

Mail
Please sign, date and return your voting instruction form in the enclosed postage-paid envelope.

Phone
Simply dial the toll free number listed on your voting instruction form, enter your 12-digit control number and follow the simple instructions.

Internet
Go to www.proxyvote.com, enter your 12-digit control number and follow the simple instructions.

Please note that your Fund will not bear the cost of this additional mailing. We apologize for any inconvenience this may have caused you.

December 5, 2002